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                                            ***Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                               Under 17 C.F.R. Sections 200.80,
                                               200.83 and 230.406

                                                                   EXHIBIT 10.50

                             SECOND AMENDMENT TO THE
                   RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT


        THIS SECOND AMENDMENT TO THE RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT (the "Second Amendment") by and between SIGNAL PHARMACEUTICALS, INC., a California corporation ("Signal"), and ARES TRADING S.A., a Swiss company ("Ares"), dated November 25, 1997, as amended (the "Agreement"), is entered into by and between Signal and Ares as of February 18, 2000 (defined terms used but not defined herein shall have the meaning set forth in the Agreement).

                                    RECITALS

        WHEREAS, Signal and Ares wish to amend certain terms of the Agreement to allow for greater flexibility in the conduct and sponsorship by Ares of the Research;

        NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties hereto agree as follows:

        1. The first sentence of Section 2.10 of the Agreement is hereby deleted in its entirety and replaced with the following new sentence:

                "Immediately following the expiration of the Initial Term, subject to termination of the Agreement pursuant to Article VI, the Research shall continue for successive twelve-month terms (each and "Additional Term") during the Subsequent Term, provided, however, that Ares may terminate the Research at the end of any Additional Term by giving at least three (3) months prior written notice to Signal of its intention to do so."

        2. The last two sentences of Section 2.11 of the Agreement are hereby deleted in their entirety and replaced with the following new sentences:

                "As full compensation for Signal's, its agents', consultants', and academic collaborators' performance of the Research during each Additional Term, Ares shall pay, or cause to be paid, to Signal [***] United States Dollars (U.S. $[***]) during each Additional Term, provided, however, that should the Research continue during any given Additional Term at a level of resource allocation which by mutual consent of the Parties is inferior to that described in Section 2.04 of the Agreement, then such [***] United States Dollars (U.S. $[***]) payment shall be reduced on a proportional basis to reflect the diminution of the resources allocated by Signal to the Research. One quarter of the amount due to Signal during each Additional Term pursuant to this
                Section 2.11 shall be due and payable at the start of such


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                Additional Term and thereafter at three-month intervals during such Additional Term."

        3. Except as specifically amended by this Second Amendment, the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

        4. The form, execution, validity, construction and affect of this Second Amendment shall be determined in accordance with the laws of the Commonwealth of Massachusetts and the United States of America, regardless of the choice of law principles of those or any other jurisdictions.

        5. The Second Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Second Amendment.

        IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Second Amendment as of the day and year first written above.


SIGNAL PHARMACEUTICALS, INC.             ARES TRADING S.A.


By: /s/ DOUGLAS E. RICHARDS              By: /s/ [SIGNATURE ILLEGIBLE]
   -------------------------------          -------------------------------

Name: Douglas E. Richards                Name: [name illegible]
     -----------------------------            -----------------------------

Title: V.P., Corporate Development       Title: General Counsel, CFO
      ----------------------------             ----------------------------


                                       2.